FINANCE COSTS	12 Months Ended
Dec. 31, 2023
Finance Costs
FINANCE COSTS

20	FINANCE COSTS

	2023	2022	2021
	USD	USD	USD

Interest expenses on bank borrowings	605,979	421,753	318,014
Interest expenses on other borrowings	4,638	-	-
Interest expenses on shareholder loans	197,066	405,872	429,927
Interest expenses on convertible bonds	684,163	972,045	979,654
Interest expenses on lease liabilities	6,306	9,320	9,726
Bank charges	106,908	119,302	134,854
Total	1,605,060	1,928,292	1,872,175